UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 11, 2023
HyreCar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38561	47-2480487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

915 Wilshire Blvd, Suite #1950 Los Angeles, California		90017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 688-6769

N/A

(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	HYRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2023, the Board of Directors (the “Board”) of HyreCar Inc. (the “Company”) appointed Eduardo Iniguez to serve as the Company’s Chief Financial Officer. Mr. Iniguez had been serving as the Company’s Interim Chief Financial Officer since September 30, 2022 and will continue to serve as the Company’s Interim Chief Executive Officer in addition to his role as Chief Financial Officer.

In connection with Mr. Iniguez’s appointment as Chief Financial Officer, on January 11, 2023, the Board approved an annual base salary for Mr. Iniguez equal to $350,000, effective from January 11, 2023. The Board also approved a bonus of $30,000 in connection with Mr. Iniguez’s appointment as Chief Financial Officer. In connection with Mr. Iniguez’s service as interim Chief Executive Officer, the Board approved (i) an additional annual base salary increase of $25,000, effective from January 11, 2023 and for so long as Mr. Iniguez continues to serve as interim Chief Executive Officer, and (ii) an additional bonus of $15,000.

There are no arrangements or understandings between Eduardo Iniguez and any other person related to his appointment as Chief Financial Officer. There is no family relationship between Eduardo Iniguez and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any transactions with Eduardo Iniguez that would require disclosure pursuant to Item 404(a) of Regulation S K under the Securities Exchange Act of 1934, as amended.

A description of Eduardo Iniguez’s business experience which is required to be disclosed by Item 401(e) of Regulation S-K can be found in the Company’s 8-K filed on September 19, 2022 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYRECAR INC.

Date: January 17, 2023	By:	/s/ Eduardo Iniguez
	Name:	Eduardo Iniguez
	Title:	Interim Chief Executive Officer and Chief Financial Officer